Shareholder Proxy Services
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                                                              September 15, 2009

                                IMPORTANT MATTER

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Re:  Pioneer Municipal High Income Trust (NYSE: MHI)
     Cusip: 723763108


Dear Shareholder:

Our firm has been retained by Pioneer Municipal High Income Trust to contact you regarding your investment in common shares of the Trust, as of record date
July 9, 2009. We have attempted to contact you, but have yet to be successful.

Please  contact  us   immediately  at   1-800-232-1064  between the hours of
9:00 a.m. and 11:00 p.m., Eastern Standard Time.

Thank you in advance for your assistance with this matter.


Sincerely,



PFred Bonnell
Investor Relations Supervisor
Shareholder Services
The Altman Group

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